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                                                                   EXHIBIT 10.26

                                 EUPHONIX, INC.


                                VOTING AGREEMENT



        THIS VOTING AGREEMENT (the "Agreement") is made as of this 22 day of February 2000 by and among EUPHONIX, INC., a California corporation (the "Company") and the stockholders of the Company listed on Schedule I hereto (the "Stockholders").


                                    RECITALS


        A. Concurrently with the execution and delivery of this Agreement, the Company is entering into a Secured Promissory Note (the "Note") with Dieter Meier, Walter Bosch, Stephen D. Jackson and Milton Chang, each an individual, and Onset Ventures, a Delaware corporation (collectively, the "Investors");


        B. The Note provides for convertibility of the Note into shares of Common Stock of the Company and warrant shares of Common Stock of the Company subject to obtaining necessary approvals, including stockholder approval.


        C. The Note provides that if the necessary approvals are not obtained by June 30, 2000, the outstanding principal amount under the Note and the accrued interest thereon must be repaid in full upon demand (rather than in February
2002) by Note investors representing two-thirds of the then-outstanding principal amount of the Note; provided that such demand may not be made until January 1, 2001.


        D. In connection with the Company's seeking stockholder approval pursuant to the terms of the Note, the parties desire to enter into this Agreement.


        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth, the parties agree as follows:


                                    AGREEMENT


        1. Shares Subject to Agreement. Each Stockholder agrees to hold all of its shares of Company capital stock, whether now owned or hereafter acquired (the "Voting Shares"), subject to, and to vote the Voting Shares in accordance with, the provisions of this Agreement.

        2. Agreement to Vote in Favor of Conversion of the Note. At the special meeting of the Company's stockholders called, or in connection with any other action (including the execution of written consents) taken, for the purpose of approving the convertibility of the Note into shares of


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Common Stock of the Company pursuant to the terms of the Note, each Stockholder agrees to vote all of its Voting Shares in favor of the conversion of the Note into shares of Common Stock of the Company in accordance with the terms of the Note.

        3. Successors in Interest.

               (a) The provisions of this Agreement shall be binding upon the successors in interest to any of the Voting Shares. The Company shall not permit the transfer of any of the Voting Shares on its books or issue a new certificate representing any of the Voting Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement pursuant to which such person shall become a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Stockholder.

               (b) Each certificate representing any of the Voting Shares shall be marked by the Company with a legend reading substantially as follows:

        "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

        4. Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U. S. mail, registered or certified, with postage prepaid and properly addressed to the party to be notified. Mailed notices shall be addressed and sent to the Company at the principal offices of the Company and to the Stockholders at their respective addresses set forth on Schedule I hereto.

        5. Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

        6. Applicable Law. This Agreement shall be governed in all respects by the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

        7. Counterparts. This Agreement may be executed in any number of counterparts and signature pages may be delivered by facsimile, each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.


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        8. Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the subject matter hereof, and no provision hereof may be waived or amended except by written instrument signed by the party to be charged.

        9. Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other party's failure to perform its obligations under this Agreement, each such party acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and all such parties shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.


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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                       EUPHONIX, INC.



                                       By:
                                          -----------------------------------
                                           Barry Margerum
                                           Chief Executive Officer








                       SIGNATURE PAGE TO VOTING AGREEMENT


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                              SCHEDULE I


                              STOCKHOLDERS:



                              ------------------------------
                              Jim Dobbie



                              ------------------------------
                              Scott Silfvast



                              ------------------------------
                              Barry Margerum



                       SIGNATURE PAGE TO VOTING AGREEMENT